UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 2, 2023

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2023, Mr. John P. Schaefer tendered his resignation, effective March 17, 2023 (the "Effective Date"), as President of TriMas Aerospace, a division of TriMas Corporation (the “Company”), to pursue other business opportunities. Mr. Schaefer’s decision to resign is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On March 6, 2023, William Dickey was appointed acting President of TriMas Aerospace on an interim basis until the Company appoints a permanent replacement. Mr. Dickey, age 60, has served as TriMas Vice President of Special Projects since August of 2021. Prior to this assignment and since 2019, Mr. Dickey served as TriMas Packaging's Vice President North American Operations, with responsibility for its six manufacturing operations in North America. Before joining TriMas, Mr. Dickey held numerous operational leadership roles at several leading automotive suppliers, including Metaldyne, American Axle & Manufacturing and Simpson Industries, where he implemented a culture of operational excellence and Kaizen as he led multi-plant manufacturing operations focused on tight tolerance metal forming, machining, annealing, assembly and other processes. Mr. Dickey holds a Bachelor of Science Degree in General Science from Purdue University and a Master in Business Administration from Indiana Wesleyan University. Mr. Dickey also served in the United States Army as an infantry paratrooper in the 101st Airborne Division at Fort Campbell, Kentucky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	March 7, 2023	By:	/s/ Paul A. Swart
		Name:	Paul A. Swart
		Title:	Vice President Business Planning, Controller and Chief Accounting Officer